UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 22, 2008
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-18443	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The purpose of this report is to amend the Current Report on Form 8-K of Medicis Pharmaceutical Corporation (the “Company”) filed with the United States Securities and Exchange Commission on September 24, 2008 (the “Original Report”). This Form 8-K/A amends the Original Report to provide additional information related to the previously announced restatement, as described below. In accordance with Securities Exchange Act Rule 12b-15, the complete text of Item 4.02 as amended is set forth below.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
(a) On September 24, 2008, the Company announced that the Audit Committee of its Board of Directors concluded on September 22, 2008 that the Company’s financial statements for the annual, transition and quarterly periods in fiscal years 2003 through 2007 and the first and second quarters of 2008, including related reports of its independent registered public accountant, Ernst & Young LLP (“E&Y”), will likely need to be restated and should no longer be relied upon. Management determined that it had made an error in its interpretation and application of Statement of Financial Accounting Standards No. 48 (“SFAS 48”). Management’s prior accounting method with respect to sales return reserves accrued returns at replacement cost, rather than deferring the gross sales price, based on the Company’s review of the economic impact of returns on its business, per SFAS 48. Management is revising its reserve calculations to defer the gross sales value of the returned product. The Company disclosed to its auditors the sales return reserve methodology and had received an unqualified opinion on the financial statements for each fiscal year and transition period presented.
     The Audit Committee, at the recommendation of the Company’s management, has subsequently determined that a restatement of the Company’s financial statements for the annual, transition and quarterly periods in fiscal years 2003 through 2007 and the first and second quarters of 2008 is required. The restatement is not expected to have an impact on the Company’s cash flows or Cash and Cash Equivalents balances for any of the affected periods.
     The Company’s management commenced a review and analysis of its accounting for sales return reserves after the Public Company Accounting Oversight Board’s (the “PCAOB”) inspection of E&Y’s audit of the Company’s 2007 financial statements. Based on the PCAOB inspection, E&Y informed management that the method of accounting for returns of short dated/expired goods in the periods covered by the financial statements was not in conformity with generally accepted accounting principles, as the returns for expired product did not qualify for warranty or exchange accounting and, accordingly, under SFAS 48, the Company should have deferred the full sales price of the product for the amount of estimated returns. Management conducted a review of whether the reserve complied with SFAS 48 and whether the amounts involved were material under Staff Accounting Bulletin 99 for one or more periods. Management determined that the error in accounting for sales return reserves was material for multiple periods and on that basis recommended to the Audit Committee that a restatement was required.
     Management has not yet finalized its analysis of the impact of the restatement on its previously reported financial results. However, management currently estimates that the Company’s net revenues and working capital will be restated within the following ranges for the annual and transition periods in fiscal years 2003 through 2007 and for the first and second quarters of 2008. The following financial information is preliminary and, among other processes, has not been audited by E&Y, and is subject to further revision. All numbers presented are in millions.

For the Quarterly Period		Expected Range of
Ended June 30, 2008	Reported Amounts	Restated Results	Difference
Net Revenue	$133	$132 to $142	($1) to $9

Working Capital	$416	$376 to $386	($40) to ($30)

For the Quarterly Period		Expected Range of
Ended March 31, 2008	Reported Amounts	Restated Results	Difference
Net Revenue	$131	$124 to $134	($7) to $3

Working Capital	$448	$405 to $415	($43) to ($33)

For the Year Ended		Expected Range of
December 31, 2007	Reported Amounts	Restated Results	Difference
Net Revenue	$465	$452 to $462	($13) to ($3)

Working Capital	$460	$419 to $429	($41) to ($31)

For the Year Ended		Expected Range of
December 31, 2006	Reported Amounts	Restated Results	Difference
Net Revenue	$349	$388 to $398	$39 to $49

Working Capital	$357	$319 to $329	($38) to ($28)

For the Transition Period
from July 1, 2005 through		Expected Range of
December 31, 2005	Reported Amounts	Restated Results	Difference
Net Revenue	$164	$160 to $170	($4) to $6

Working Capital	$692	$626 to $636	($66) to ($56)

For the Year Ended June		Expected Range of
30, 2005	Reported Amounts	Restated Results	Difference
Net Revenue	$377	$361 to $371	($16) to ($6)

Working Capital	$600	$526 to $536	($74) to ($64)

For the Year Ended June		Expected Range of
30, 2004	Reported Amounts	Restated Results	Difference
Net Revenue	$304	$310 to $320	$6 to $16

Working Capital	$667	$600 to $610	($67) to ($57)

For the Year Ended June		Expected Range of
30, 2003	Reported Amounts	Restated Results	Difference
Net Revenue	$248	$205 to $215	($43) to ($33)

Working Capital	$577	$510 to $520	($67) to ($57)
     Subject to the completion of the restatement process, the impact on net income (loss) in any of the periods noted above is not currently estimated to be greater than the changes to Net Revenue for those same periods as reflected in the table above, net of related income tax effects. There are several current asset and liability accounts affected by the restatement adjustments. The above restated Working Capital balance includes the estimated net impact of the modifications to our return reserve methodology on Accounts Receivable and Return Reserve Allowances among other current asset and liability accounts.

     The Company expects to file as soon as practicable an amended Form 10-K for the year ended December 31, 2007 and amended Forms 10-Q for the quarterly period ended March 31, 2008 and the quarterly period ended June 30, 2008. Management currently expects to file the required amended periodic reports by November 10, 2008. However, because the timing of the restatement process is subject to the completion of, among other things, the Company’s accounting review processes and E&Y’s audit, there can be no assurance as to the actual filing date of the restated financial results.
     Management is assessing the effect of the restatement on the Company’s internal control over financial reporting. Management does not expect to reach a final conclusion on the restatement’s effect on internal control over financial reporting and disclosure controls and procedures until completion of the restatement process. In conjunction with the restatement process, the Company will reconsider the adequacy of its previous assertions regarding its disclosure controls and procedures specific to all of the periods affected by the restatement in light of the errors and issues.
     Consistent with good corporate governance, the Audit Committee of the Company’s Board of Directors, working with its independent counsel, has retained forensic accountants and other professionals and has initiated an independent inquiry into the matters giving rise to the Company’s need to restate its financial statements (the “Internal Inquiry”).
     Until the restatement process is completed, the Company’s estimates of the expected adjustments are subject to change. Any changes to estimates herein, which are not audited, as well as additional items that may be identified, could be material to the Company’s financial condition and results of operations. The actual amounts of adjustments to be filed in the Company’s restated financial statements in any annual or quarterly period are being determined by management and will be audited or reviewed, as applicable, by E&Y.
     The Company’s management and Audit Committee have discussed the matters disclosed in Item 4.02 of this report with E&Y.
Caution Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates, will or may occur in the future are forward-looking statements. Forward-looking statements can be identified by such forward-looking terminology as “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and similar expressions. These statements include the Company’s statements regarding the impact of the restatement on its previously reported financial results and the preliminary estimates of revisions to prior period financial statements. There can be no assurance that management, the Audit Committee or the Company’s independent auditor will not reach conclusions regarding the impact of the restatement that are different than management’s preliminary estimates or identify additional issues or other considerations in connection with the restatement, the audit and review process and the Internal Inquiry, or that these issues or considerations will not require additional adjustments to the Company’s prior financial results for additional annual or quarterly periods. All of these statements are subject to risks and uncertainties that may cause the statements to be inaccurate. These risks and uncertainties include, but are not limited to, those resulting from the Company’s ongoing analysis of the effect of the correction in the Company’s accounting method for sales return reserves; other accounting adjustments that may result from review of the Company’s financial statements for the periods in question; the timing of the completion of the audit of the Company’s restated financial statements by its independent auditor; the timing of the conclusion, and the results, of the Internal Inquiry; the Company’s ability to timely file amended periodic reports reflecting its restated financial statements; the ramifications of the Company’s potential inability to timely file required reports, including potential delisting of the Company’s common stock on the NYSE; potential claims and proceedings relating to such matters, including stockholder litigation and action by the SEC, U.S. Attorney’s Office or other governmental agencies that could result in civil or criminal sanctions against the Company and/or certain of the Company’s current or former officers, directors and/or employees; and negative tax or other implications for the Company resulting from the accounting adjustments; and other factors. Many of these risks and uncertainties are beyond the control of the Company. Several additional risks are outlined in the Company’s most recent annual report on Form 10-K for the year ended December 31, 2007 and other documents we file with the Securities and Exchange Commission. Forward-looking statements represent the judgment of the Company’s management as of the date of this report and the Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2008	By:	/s/ Richard D. Peterson
Richard D. Peterson
Executive Vice President, Chief Financial Officer and Treasurer